PolarityTE®

Where Self Regenerates Self®

PolarityTE, Inc.
Nasdaq: PTE
June 2019

PolarityTE®

Where Self Regenerates Self®



A biotechnology company focused on transforming the lives of patients.

Forward-Looking Statement

This presentation contains forward-looking statements and projections. PolarityTE, Inc., (the "Company") makes no express or implied representation or warrant as to the completeness of this information or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her or its own independent investigation. It must be recognized that estimates of the Company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the Company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "will," "may," "plans," "potential," "preliminary," "anticipates," "believes," "plans," "expects," "future," "intends" and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including those set forth in the sections titled "Risk Factors" in our filing with the Securities and Exchange Commission (the "SEC"). The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences. Any forward-looking statement in this presentation reflects our current view with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, industry and future growth. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

About PolarityTE, Inc.

- We are a tissue focused biotechnology company that uses a patient's own cells to generate new tissue.
- State of the art research facility to develop additional platform technologies (e.g., OsteoTE, CartTE)
- Centralized manufacturing facility based in Salt Lake City, Utah with plans to build hospital-focused and metro-regional nodes.
- Over 150 employees*

*as of Jan. 2019

PolarityTE®
Where Self Regenerates Self™



Company History

- 2015
  - First patent application filed
  - Formosa fire



Formosa fire

- 2016
  - PolarityTE® — Company formed
- 2017
  - Lab established at Research Park



Lab established at Research Park

  - SkinTE™ — SkinTE registered with FDA
  - First patent treated with SkinTE



First patient treated with SkinTE

- 2018
  - PolarityTE Campus established



PolarityTE Campus established

  - IBEX Pre-clinical CRO acquired



- 2019
  - OsteoTE™ — OsteoTE registered with FDA

Minimally Polarized Functional Unit



Minimally Polarized Functional Unit
is best described as the smallest unit of tissue that maintains all of the complex components activated for regeneration.

Product Pipeline


Tissue
Platform(s)
Optimization & Development
Prototype Modeling
Registration
Product Introduction
Clinical Development
Market Commercialization
Skin
SkinTE
Bone
OsteoTE
Cartilage
CartTE
Fat
AdipoTE
Skeletal Muscle
MyoTE
Peripheral Nerve
NeuroTE
Blood Vessels
AngioTE
Heart Muscle
CardTE
Liver
LiverTE
Urogenital
UroTE
Gastrointestinal
BowelTE
Lung
PulmTE

Scientific Recognition…

- Peer Review Publication in *International Wound Journal*
- 42 abstracts accepted for presentation at healthcare, scientific and clinical conferences around the world*
  - 19 abstracts accepted for podium presentations
  - 23 abstracts accepted for poster presentations
- Clinical case series submission accepted as a Top 200 abstract and podium presentation at American Society of Plastic Surgery – The Meeting 2019
- Diabetic Foot Ulcer Pilot Results abstract designated as "Top Abstract" at Diabetic Limb Salvage Conference in Washington, DC
- Best Presentation at 2018 APWCA 17th Annual Clinical Conference for SkinTE Technology and Clinical Outcomes
- Recognized as a 2018 Fierce Innovation Awards Biotech Finalist



PolarityTE

*Numbers from September 2018 – May 2019

PolarityTE® Where Self Regenerates Self™

SEE ALL SCIENTIFIC COMMUNICATIONS

Skin Components

SkinTE: Fully Functional, Full-Thickness Skin

Skin is much more than a single layer of cells providing a barrier—skin is the largest organ of the human body and requires regeneration of all components for normal function.


Hair
Epidermis
Hair follicle
Sweat gland
Dermis
Hypodermis

PolarityTE®
Where Self Regenerates Self™

Current Treatment Options



Scaffolds & Matrices—No Cells

- Lack living cells
- Limited ability to regenerate tissue
- Typically require secondary coverage with skin grafts



Allogeneic/Xenogeneic Cells & Tissues

- Risk of immune system rejection of foreign cells and tissue
- Can result in scarring
- Frequently require additional surgery to achieve full wound coverage



Split-Thickness Skin Grafts

- Skin is more than keratinocytes and fibroblasts
- Replaces only the top layer of skin, not the appendages
- Healed barrier that contracts and scars with limited/no function



Full-Thickness Skin Grafts

- Cannot be expanded
- Limitations in size of donor site
- Can only reconstruct small areas

Split-Thickness Skin Graft Donor Sites



Epidermis
Dermis
Follicular bulge
Split thickness
Full thickness

Split-Thickness Skin Graft Harvesting



Skin Graft Donor Site After 2 Years Following Harvest

PolarityTE®
Where Self Regenerates Self™

SkinTE: The Product


PolarityTE
SkinTE

The Simple Way

SkinTE Instructions for Use


SkinTE™

- Autologous (from the patient for the patient)
- Homologous (skin for skin)
- Full-thickness, functional skin
- Dermis, epidermis, hypodermis, including subcutaneous fat
- Appendage formation (hair, sebaceous, sweat)
- Sensation, pliability

SkinTE: FDA Registered Through 361 HCT/P Pathway

- Minimally manipulated
- Autologous – from the patient, for the patient
- Homologous – skin for skin
- Manufacture must not involve combination with another article, except for water, crystalloids or a sterilizing, preserving or storage agents
- The FDA closed out the July 2018 inspection of the PolarityTE Salt Lake City, UT manufacturing facility and classified the inspection as Voluntary Action Indicated, or "VAI."

* Based on FDA's definitions regarding its inspection classifications, a VAI classification means that while FDA found and documented certain conditions during its inspection, FDA is not prepared to take or recommend administrative or regulatory action with respect to such inspectional observations.

**361 HCT/P products are subject to post-market regulatory requirements including compliance with current good tissue practices cGTP, adverse event reporting, and post-market FDA inspections



SkinTE Was Designed to Reduce Barriers and Increase Availability of Regenerative Treatments



Broad Utilization:

- Surgeons
- Medical Doctors
- Podiatrists
- Physicians Assistants
- Nurses/Nurse Practitioners



Broad Applications To Date:

- Acute wounds
- Chronic wounds
- Traumatic injuries
- Acute burns
- Burn reconstruction
- Scar revision
- Surgical reconstruction
- Replacement of skin grafts



Broad Implementation:

- Wound care centers and clinics
- Physician offices
- Inpatient bedside and ICU
- Inpatient and outpatient operating rooms

SkinTE Regenerates Functional Skin

SkinTE Applied to Chronic Wound on Right Lower Extremity (RLE) After Two Years of Failed Treatments



Before SkinTE



After SkinTE



Split-Thickness Skin Graft


Comparative Raman Spectroscopic Fingerprinting of Hair Follicles
Raman Intensity (cps)
Raman Shift (cm-1)

Molecular Fingerprinting of the Hair Follicle: SkinTE Regenerated vs. Native Skin


2-Point Discrimination Threshold (cm)
NS
*
0
2
4
6
8
SkinTE
Native Skin
STSG

Sensation


Confocal Merge
Confocal Dual
ESEM
Stereoscopic
HF Native Skin
HF SkinTE

Comparing the Appendages: SkinTE Regenerated vs. Native Skin

Granick, M. S., Baetz, N. W., Labroo, P., Milner, S., Li, W. W., & Sopko, N. A. (2019, March 13). In vivo expansion and regeneration of full-thickness functional skin with an autologous homologous skin construct: Clinical proof of concept for chronic wound healing. Retrieved from https://onlinelibrary.wiley.com/doi/full/10.1111/iwj.13109

SkinTE Treats a Broad Spectrum of Wounds

Diabetic Foot Ulcer


Initial Wound


46 Days after single application of SkinTE

Venous Leg Ulcer


Initial wound


15 weeks after single application of SkinTE

Chronic Wound


Initial wound


24 weeks after single application of SkinTE

Acute Wound


Initial wound


3 months after a single application of SkinTE

PolarityTE®
Where Self Regenerates Self™

SkinTE Treats a Broad Spectrum of Wounds

Traumatic Injury – Lawnmower Accident


Initial wound


12 weeks after single application of SkinTE

Traumatic Injury – Motor Vehicle Accident


Initial wound


16 weeks after a single application of SkinTE

Traumatic Injury – Motor Vehicle Accident


Initial wound


16 weeks after single application of SkinTE

Burn


Initial wound


8 weeks after single application of SkinTE

SkinTE Treats a Broad Spectrum of Wounds

Acute Burn



Initial wound



4 weeks after single application of SkinTE

Burn Reconstruction



Post-debridement



13 months after single application of SkinTE

Amputation Wound



Pre-treatment



4 months after single application of SkinTE

Post-Mohs Reconstruction



Initial wound



1 month after single application of SkinTE

Feedback from Patients, Providers and Thought-Leaders

"My skin is smooth. The hair is actually growing back. It doesn't itch."

—Natasha, Burn Survivor and SkinTE Patient

"The science and clinical application of regenerative products is a major emphasis at Rutgers. Thus far, I have used SkinTE in a variety of clinical settings. The capacity of this product to regenerate a skin that functionally resembles normal skin is very impressive."

—Mark Granick*, MD

"I believe in this product, and I'm excited about its potential in treating some of our wounded heroes, especially burn victims."

—Jay W. Hood*, Retired U.S. Army Major General

*A consultant/clinical advisor for PolarityTE



Pola
Where Self


Natasha, Burn Survivor and SkinTE Patient

PolarityTE® Where Self Regenerates Self®

Clinical Trials

Building Scientific Evidence

Multicentered, Randomized Controlled Trials (RCTs)

- SkinTE in the Treatment of Diabetic Foot Ulcers – 100 Patients
- SkinTE in the Treatment of Venous Leg Ulcers – 100 Patients
- Both comparing SkinTE to the current standard of care
- Interim analysis at 50 patients
- Up to 16 centers in the United States are expected to participate in each trial
- Primary endpoint for each trial is the percentage of ulcers closed at 12 weeks (designed to also assess cost effectiveness of SkinTE)
- Listed on https://clinicaltrials.gov/
- Principal Investigator is Dr. David G. Armstrong, Professor of Surgery at USC and founder of the South Western Academic Limb Salvage Alliance

Head-to-Head Trial Comparing SkinTE to Split-Thickness Skin Grafts: the Current Standard of Care

- Actively enrolling
- No adverse reactions to date

Diabetic Foot Ulcer and Venous Leg Ulcer Pilot Evaluations

- Diabetic foot ulcer pilot evaluation complete
- Venous leg ulcer pilot evaluation near completion
- Data/Posters presented at DLS, SAWC and ADA

Patient Outcome from VLU Pilot Evaluation



Post Operative Day (POD) 0



POD 14 Post SkinTE: Progression in Grainulation & Epithelization Observed



POD 115 Durability Follow-up

SkinTE Successfully Closing DFUs & VLUs

SkinTE Applied to a Diabetic Foot Ulcer



Pre-treatment



60 days after a single application of SkinTE

SkinTE Applied to a Venous Leg Ulcer



Pre-treatment



POD 47 Durability follow-up: Closed day 22

Scientific Evidence

Diabetic Foot Ulcer (DFU) Pilot Trial

Results presented at the Diabetic Limb Salvage Conference and the Symposium on Advanced Wound Care

- 11 DFUs (Wagner 1 and Wagner 2) that failed other therapies were treated with a single application of SkinTE
- All 11 wounds demonstrated complete graft take and rapid re-epithelialization with one application of SkinTE
- 10 of 11 wounds were closed by 12 weeks (1 patient excluded due to an infection unrelated to SkinTE)
- No adverse reactions



Closure of refractory diabetic foot ulcers and venous stasis leg ulcers using a single application of an autologous homologous skin construct in the clinic setting
David G. Armstrong[1,2], Dennis Orgill[3], Robert Galiano[4], Paul Glat[5], Charles M. Zelen[6]
Keck Medical Center of USC
SALSA

Venous Leg Ulcer (VLU) Pilot Trial

Results presented at the Symposium on Advanced Wound Care

- Interim results demonstrated all wounds that failed standard of care treatment achieved closure following a single application of Skin TE
- No adverse reactions

Defining the US Market

Venous Leg Ulcers (VLUs)



Prevalence
600k
~200-360k

- Prevalence of Venous Ulcers in the United States
- Amount of Venous Ulcers Persisting For More than 6 Weeks (Referred to as "Chronic")*

Diabetic Foot Ulcers (DFUs)



Prevalence
30.3mm
~1.2 - 3.0mm
~1.0 - 2.5mm

- People in the U.S. With Diabetes
- Diabetics with DFUs
- Patients with DFUs Following the 12 Weeks of Conventional Treatment

Pressure Ulcers (PUs)



Prevalence
2.5mm
~670k
~515k

- Estimated Number of Individuals to Develop Pressure Ulcers Annually
- Admitted Patients to Hospitals with 1 or More Pressure Ulcers
- Patients with Pressure Ulcers Applicable to SkintE (Stages II-IV)

PolarityTE® Where Self Regenerates Self™

*"Conventional Treatment" comprised debridement, saline-moistened gauze, and pressure-relieving orthotics with custom-fitted special shoes and custom inserts

Defining the US Market

Burns



Incidence
486k
40k

- Burn Injuries Receiving Medical Tratment (FY15)
- Yearly Hospitalizations Related to Burn Injury

Wounds From Surgical Procedures



Incidence
~23mm
~230-680k
~120-350k

- Number of Cardiovascular, Digestive, Urinary, Musculoskeletal, and Integumentary In-Patient Surgeries Per Year
- Average Dehiscence Among Inpatient Surgeries
- Dehiscence Requiring Surgical Intervention

Trauma



Incidence
~1.7mm
~82K

- Inpatient Traumatic Injuries Per Year
- Total Inpatient Trauma Cases Resulting in Open Wounds

Dehiscence: "The separation of a surgical incision or rupture of a wound closure."

SkinTE Commercialization

2018 Limited Market Release → **2019** Regional Market Release → **2020** Full National Release

100
Active users*

433
In-process sites*

19
Sales reps, 5 clinical science managers in the US*

High Degree of Success with Value Analysis Committees (VAC) - average approval process takes 3-5 months

*Numbers as of Mar. 31, 2019.

PolarityTE®
Where Self Regenerates Self™

Reimbursement







Hospital Inpatient:
- Bundled DRG payments

Outpatient Settings:
- Bundled facility payments

Physician Office:
- Procedure and product payments

OsteoTE™ Registered with the FDA in 2018

Load-Displacement Biomechanical Testing



Load (N)
60
50
40
30
20
10
0
0
0.5
1
1.5
2
Displacement (mm)
OsteoTE +BG
OsteoTE +DG
OsteoTE
Native Bone
Auto Bone Flap
Defect Control
DBM + BMP2

*Pre-Clinical



Pre-Treatment
Post OsteoTE
Craniomaxillofacial
Long Bone
Spine

*Pre-Clinical

PolarityTE®
Where Self Regenerates Self™

Financial Snapshot

- Cash, cash equivalents and short-term investments were $44.7 million as of March 31, 2019
- Recent financing in April 2019 yielded an additional ~$29 million of net proceeds
- In the three months ended March 31, 2019, cash used in operations was approximately $5.5 million per month
- Cash burn for the remainder of 2019 expected to be less than $5 million per month
- ~25.1M shares outstanding post financing



Management Team



David Seaburg
President of Corporate Development
Cowen and Company



Richard Hague
Chief Operating Officer
Anika Therapeutics



Paul Mann, CFA, MEng, MA (Cantab)
Chief Financial Officer
Highbridge Capital



Denver Lough, MD, PhD
Chairman of the Board
Johns Hopkins Hospital & School of Medicine



Stephen Milner, MD, DDS, DSc, FACS
Chief Clinical Officer
Johns Hopkins Hospital & School of Medicine



Edward Swanson, MD
Chief Translational Medicine Officer & Co-Founder
Johns Hopkins Hospital & School of Medicine



Nikolai Sopko, MD, PhD
Chief Scientific Officer & Vice President R&D
John Hopkins Hospital & School of Medicine



Caroline Garrett, DVM, DACLAM
Chief Veterinary Officer
Johns Hopkins Hospital & School of Medicine



Mark Lehman, J.D.
Chief Legal Officer
Parsons Behle & Latimer



Holly Kramen, JD
Chief Compliance Officer & Privacy Officer
Pfizer



Cameron Hoyler, JD
Executive Vice President Development & Strategy
General Counsel
King & Spalding LLP



Matt Kemp
Chief Commercial Officer
Dendreon Pharmaceuticals



Jennifer Burdman, JD
Chief Intellectual Property Officer & Deputy General Counsel
King & Spalding LLP



Michael Neumeister, MD, FRCSC, FACS
Chief Medical Officer
Southern Illinois University School of Medicine



Maurice Nahabedian, MD, FACS
Chief Surgical Officer
Georgetown University Hospital & School of Medicine



David Blum, MA, PhD
Chief Design & Technology Officer
Johns Hopkins University & School of Medicine



Ivy Estabrooke, MS, PhD
Vice President of Corporate & Government Programs
Department of the Navy



Rich Haerle, MBA, MPH
Vice President of Investor Relations
Deutsche Bank

PolarityTE®
Where Self Regenerates Self™

Board of Directors



Peter Cohen, MBA
Lead Director
- Former Board Member of the NYSE
- Former Chairman and CEO of Shearson Lehman Brothers
- Former Chairman and CEO of Cowen Inc.
- Vice Chairman and Lead Director of the Board of Directors of Scientific Games Corporation
- Federal Reserve International Capital Markets Advisory Committee



Minnie Baylor-Henry, JD
Director
- Former Johnson & Johnson Worldwide Vice President of Regulatory Affairs for Medical Devices, Vice President of U.S. Regulatory Affairs and Medical Affairs for Specialty Pharmaceuticals
- Served for nearly a decade at the U.S. Food and Drug Administration
- Past Chair of the Food and Drug Law Institute and the Drug Information Association



Steve Gorlin
Director
- Vice Chairman of NantKwest
- Founder of Hycor Biomedical, Inc. (acquired by Agilent)
- Medicis Pharmaceutical Corporation (acquired by Valeant for $2.6B),
- Medivation (acquired by Pfizer for $14B), MiMedx (MDXG)



Willie Bogan, JD, MA
Director
- Previously Associate General Counsel and Corporate Secretary of McKesson Corporation
- Stanford Law School JD
- Rhodes Scholar, Oxford University MA in Politics and Economics
- Dartmouth College Phi Beta Kappa and Summa Cum Laude



Ramses Erdtmann
Director
- Managing Partner at Point Sur Investors
- Grew Pharmacyclics from 47 employees, & market cap of $20 Million, to 634 employees & market cap of $21 Billion
- Remained with AbbVie as a consultant until 2016 post the acquisition of Pharmacyclics by AbbVie



Jeff Dyer, MBA, PhD
Director
- Horace Beesley Professor of Strategy at Brigham Young University & the Wharton School, University of Pennsylvania
- Internationally recognized strategy & innovation expert
- Author of business bestsellers Innovator's DNA & The Innovator's Method
- Most published strategy scholar in Harvard Business Review



David Seaburg
Director
- Managing Director and Head of Sales Trading at Cowen
- CNBC Fast Money Contributor



Jon Mogford, PhD
Director
- Vice Chancellor for Research, Texas A&M University System: 11 universities, 7 state agencies, 30K faculty, 135K students, $945M annual budget
- Former Deputy Director of the Defense Advanced Research Projects Agency (DARPA), Defense Sciences Office (DSO)



Denver Lough, MD, PhD
Chairman of the Board
- Johns Hopkins Hospital & School of Medicine
- Former Senior Plastic Surgery Resident at Johns Hopkins
- MD and PhD in Biochemistry, Molecular and Cell Biology from Georgetown University

Welcome to the Shift®

PolarityTE® Corporate
www.PolarityTE.com
ParadigmShift@PolarityTE.com
Corporate Inquiries: (800) 378-2694
CorporateInquiries@PolarityTE.com
Nasdaq: PTE

PolarityTE® Investors Relations
Rich Haerle, MBA, MPH
VP of Investor Relations
IR Inquiries: (385) 237-5786
IR@PolarityTE.com

Appendix

PolarityTE®
Where Self Regenerates Self™

Innovation: RTD and ARC Pipelines

Related Technology Derivatives (RTD) Programs


Program
Optimization & Development
Prototype Modeling
Clinical Development
Market Commercialization
Bio-Accelerant & Modulation
Composite Tissue System
Advanced Cell/Tissue Devices
Advanced Particles
Advanced Fibers

Advanced Research Center & Technology Platform Programs


Program
Optimization & Development
Prototype Modeling
Clinical Development
Market Commercialization
Gene Transfer Systems
Microbial Modulation
Advanced Living Bioreactors
Oncologic Modulators
Tolerance & Modulation

PolarityTE®
Where Self Regenerates Self™

The Process: Standard of Care vs. SkinTE





Current Standard of Care

Split-Thickness Skin Graft Healing

SkinTE™

Autologous Homologous Skin Construct Healing

Where Skin Grafts Fail

SkinTE Following Replacement of Split-Thickness Skin Graft in Fibrotic Wound Bed



Conducting pinch test of SkinTE at 6 months

Excision of skin graft | 2 weeks post-op | 4 Weeks Post-Op | 6 weeks post-op



Punch biopsy of SkinTE-regenerated skin depicts all layers of full-thickness skin and appendages



Rete pegs located at epidermal/dermal junction prevent shear skin

PolarityTE®
Where Self Regenerates Self™

www.PolarityTE.com

Chronic Wound

SkinTE Applied to Chronic Wound on Right Lower Extremity (RLE) After Two Years of Failed Treatments



2-year-old chronic refractory wound on right lower extremity



Right lower extremity 12 weeks after single application of SkinTE



2-year-old previously placed skin graft on left lower extremity

Patient Experience

"If I had to choose between SkinTE and another skin graft,

I would choose SkinTE every time, because it is actually working,

and you do not have a huge area of healthy skin removed that also then needs to heal, like with traditional skin grafts."

—Devon, a SkinTE Patient



PolarityTE®
Where Self Regenerates Self™

Poster #CS-03

Closure of refractory diabetic foot ulcers and venous stasis leg ulcers using a single application of an autologous homologous skin construct in the clinic setting

Keck Medical Center of USC

SALSA

David G. Armstrong[1,2], Dennis Orgill[3], Robert Galiano[4], Paul Glat[5], Charles M. Zelen[6]

1 Southwestern Academic Limb Salvage Alliance (SALSA), Los Angeles, CA; 2 Keck School of Medicine, University of Southern California, Los Angeles, CA; 3 Division of Plastic Surgery, Brigham and Women's Hospital, Boston, MA; 4 Division of Plastic & Reconstructive Surgery, Northwestern University Feinberg School of Medicine, Chicago, IL; 5 Drexel University School of Medicine, Philadelphia, PA; 6 Professional Education and Research Institute, Roanoke, VA

PERI PROFESSIONAL EDUCATION AND RESEARCH INSTITUTE, INC

Corresponding Author – czelen@periedu.com

Introduction

Chronic lower extremity wounds including diabetic foot ulcers (DFUs) and venous stasis leg ulcers (VLUs) represent an increasing burden on the health care system, which are often refractory to standard of care combined with advanced wound therapy. Recent innovations in autologous wound therapies have come to the forefront of wound care with the development of a novel autologous homologous skin construct (AHSC) using the patient's own skin-derived regenerative cellular populations to close difficult to treat wounds. AHSC is a human cellular and tissue-based product derived from a patient's own skin to regenerate full-thickness, functionally-polarized skin with all of its layers. In this pilot study, 11 patients with diabetic foot ulcers and 5 venous stasis ulcer patients treated with AHSC were evaluated, all being refractory to at least a month of conservative care.

Methods

Following informed consent, a 1.5cm² piece of full-thickness skin was harvested from the proximal calf in the clinic and sent to the manufacturing facility where the entire harvest was processed into AHSC and returned to the provider within 48 hours. Donor sites were closed primarily. In the clinic setting, wounds were debrided and AHSC was deployed evenly and dressed with a silicone dressing and secured in place with steri-strips and supported with an absorbent foam covered by a triple-layer compression wrap (Figure 1). The patients returned for weekly dressing changes per routine and healing progression was documented with digital photography for at least two weeks post wound closure during durability check-ups (Figure 3-10).

Results

11 DFU patients with Wagner 1 and Wagner 2 wounds and 5 VLU wounds refractory to standard dressing care were treated with a single application of AHSC. DFU wounds were located on the heel, plantar and lateral dorsal locations of the foot. VLU wounds were located on the calf and shin. 10 of 11 DFU and 5 of 5 VLU wounds demonstrated granulation, progressive epithelialization and wound closure 12 weeks after a single application of AHSC, and the wounds remained closed as observed during 2+ week durability follow-up visits. A patient with prior lower extremity hardware developed an infection not related to the AHSC-treated wound requiring extensive debridement including the DFU treated with AHSC. All full thickness skin donor harvest sites remained closed with minimal morbidity. 10 of the 11 DFU wounds were closed and there were no related adverse events reported.

AHSC Workflow for Clinic Setting



Wound Dressing Protocol


Debridement
Deployment
Silicone Dressing
Affix Silicone
Foam Dressing
Off-loading
Soft Wrap
Conforming Wrap
Cohesive Wrap

Figure 1: Instructions for AHSC deployment and dressing regimen up to Day 14. (Additional offloading with CAM boot or total contact cast not shown.)

Wound Classification



Figure 2: Wound healing progression classification *(example case, not from pilot study).*

DFU of 1st Metatarsal Head (2.7cm² defect)


Wound Day 0
Day 0 - AHSC Deployment
Day 25 post AHSC Therapy
Day 39 Post AHSC Therapy
Closed - Day 49

Figure 3: Patient presented with 2.7 cm² DFU on the 1st metatarsal of the right foot and demonstrated a durable response to AHSC therapy after the wound closed 49 days post treatment.

DFU of Right Sole (1.3 cm² defect)


Day 0 Pre AHSC Therapy
Day 7 Post AHSC Therapy
Closed – Day 14

Figure 4: The 1.3 cm² DFU wound fully closed 2 weeks post AHSC therapy.

DFU of Left Heel (21.7 cm² defect)



Figure 5: Patient presented with DFU of right heel and a secondary calcaneus wound. The wound size was measured at 21.7 cm² at pre-therapy presentation and was deemed fully closed 60 days post AHSC therapy. Healing progression over this time period demonstrated progressive re-epithelization and closure of the chronic wound. Two weeks post closure the wound remained healed as observed during a durability follow-up visit. The donor site healed with no complications.

DFU of Medial Foot (1.7 cm² defect)


Day 0
Closed - Day 25

Figure 6: Patient presented with a Wagner 2 DFU of the right medial foot over the first metatarsal involving joint capsule. The wound size was measured at 1.7 cm² at pre-therapy presentation and was deemed fully closed around 3 weeks post AHSC therapy. Healing progression over 25 days demonstrated durable re-epithelization and full closure of the chronic wound.

VLU of Left Proximal Ankle (12.2 cm² defect)


Day 0
Day 14
Day 28
Day 60
Closed - Day 94
Follow Up - Day 115

Figure 7: Patient presented with 12.2 cm² VLU wound of the left ankle, experienced rapid epithelization and closure. Patient's wound demonstrated a durable response to AHSC therapy upon observation 115 days posttreatment.

VLU of Left Shin (2.9 cm² defect)


Day 0
Day 0 – AHSC Deployment
Closed - Day 22
Follow Up - Day 28
Follow Up - Day 47
Day 28 – Donor site

Figure 8: Patient presented with a chronic VLU of the left shin. The wound size was measured at 2.9 cm² at pre-therapy presentation and was deemed fully closed 22 days post AHSC therapy. Healing progression over this time period demonstrated progressive re-epithelization and closure of the chronic wound. Three weeks post closure, the wound remained healed as observed during a durability follow-up visit. The donor site which was closed primarily healed with no complications.

VLU of Left Calf (3.3 cm² defect)


Day 0
Day 0 – AHSC Deployment
Day 7
Closed - Day 18

Figure 9: The patient presented with a 3.3 cm² VLU wound of the left calf and experienced rapid epithelization and closure within 18 days post AHSC therapy. Patient's wound demonstrated a durable response to AHSC therapy upon observation at a follow-up visit 47 days posttreatment.

VLU of Left Calf (3.3 cm³ defect)


Day 0
AHSC Deployment
Closed - Day 28
Day 45

Figure 10: The patient presented with a 3.3 cm² VLU wound of the left calf and experienced rapid epithelization and closure within 28 days post AHSC therapy. Patient's wound demonstrated a durable response to AHSC therapy upon observation at a follow-up visit 45 days posttreatment.

Conclusions

AHSC successfully closed DFUs and VLUs refractory to dressing care with a single application. This clinical pilot study illustrates a new and unique autograft warranting further evaluation with randomized controlled trials to further validate its efficacy as a wound healing therapy for chronic lower extremity wounds.

Disclosures

The Professional Education and Research Institute, whose medical director is Charles Zelen DPM, FACFAS, received research funds from PolarityTE, Inc. to administer these clinical pilots. David Armstrong DPM, MD, PhD is the principal investigator of these pilot cases and the randomized controlled clinical trial that will follow. The other authors have nothing to disclose. PolarityTE assisted in assembling this poster.